Exhibit 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Chief Executive and Financial Officer of Equicap, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of Equicap, Inc. for the fiscal quarter ended March 31, 2006

The undersigned certifies that such 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of Equicap, Inc. as of March 31, 2006

This Certification is executed as of May 15, 2006.

/s/ Thomas W. Colligan
Name: Thomas W. Colligan
Title: Director, CEO, President and Treasurer (Principal Executive and Financial Officer)

A signed original of this written statement required by Section 906 has been provided to us, Inc. and will be retained by Equicap, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.